Exhibit 99.1
For Immediate Release

Contact:
Marc Cannon
(954) 769-3146 cannonm@autonation.com

Investor Contact:
Derek Fiebig
(954) 769-7342 fiebigd@autonation.com

AutoNation Reports 2009 Third Quarter Results of Operations

• AutoNation reports solid earnings per share of $0.36, despite substantially lower new vehicle industry volume compared to prior year third quarter

• AutoNation responds to recovering environment with increased investment plans, including capital expenditures, share repurchases and acquisitions

FORT LAUDERDALE, Fla., (October 29, 2009) —AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported net income from continuing operations of $65 million or $0.36 per share for the third quarter of 2009, compared to a net loss from continuing operations of $1.40 billion or $7.90 per share for the same period in 2008. In the third quarter of 2008, the Company recorded non-cash charges for goodwill and franchise impairments of $1.46 billion after-tax. Net income from continuing operations for the 2009 third quarter improved 44% on a per-share basis, as compared to adjusted net income from continuing operations of $44 million or $0.25 per share for last year’s third quarter, which excludes the impairment charges and certain other items disclosed in the attached financial tables.

Commenting on the third quarter, Mike Jackson, Chairman and Chief Executive Officer said, “AutoNation delivered solid profitability driven by margin recovery, cost reduction, lower interest expenses, a disciplined operating model and inventory management. Our third quarter profitability improved from third quarter 2008 despite substantially lower new vehicle industry volume compared to last year. Cash for Clunkers was a highly effective stimulus program that provided a much needed lift in auto sales and has set the stage going forward for a gradual recovery of new vehicle sales. The program aided our third quarter results by an estimated 7 cents per share.”

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Jackson also stated, “We expect that the automotive retail market will remain challenging throughout the remainder of 2009 with a gradual recovery beginning in 2010. We are optimistic for the long term prospects of the auto industry based on the successful restructuring of the domestic auto industry, the move to a demand pull system, and the rationalization of the dealer network. As the U.S. economy, consumer confidence and credit markets improve, we expect to be well-positioned to capitalize on these trends.”

The Company’s third quarter 2009 revenue totaled $2.9 billion, compared to $3.4 billion in the year-ago period, driven primarily by lower vehicle sales, in an environment where industry new vehicle sales remain at depression levels. AutoNation’s new vehicle unit sales decline was in line with the industry’s new vehicle retail sales decline, based on CNW Research Data.

AutoNation has three operating segments: Domestic, Import and Premium Luxury. The Domestic segment is comprised of stores that sell vehicles manufactured by General Motors, Ford, and Chrysler; the Import segment is comprised of stores that sell vehicles manufactured primarily by Toyota, Honda, and Nissan; and the Premium Luxury segment is comprised of stores that sell vehicles manufactured primarily by Mercedes, BMW, and Lexus.

Segment Results for the Quarter

•	Domestic –Domestic segment income (1) was $34 million compared to year-ago segment income of $25 million. Third quarter Domestic retail new vehicle unit sales declined 11%.

•	Import –Import segment income was $63 million compared to year-ago segment income of $52 million. Third quarter Import retail new vehicle unit sales declined 12%.

•	Premium Luxury –Premium Luxury segment income was $44 million compared to year-ago segment income of $43 million. Third quarter Premium Luxury retail new vehicle unit sales declined 19%.

Notably in the quarter, Domestic and Import segments were the biggest beneficiary of the Cash for Clunkers program, which was concentrated in smaller fuel efficient vehicles retailing for less than $45,000.

(1)	Segment income is defined as operating income less floor plan interest expense

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Additionally, the Company’s Board of Directors has approved a 65% increase in capital expenditures to $150 million for 2010 and has authorized an additional $250 million for the repurchase of its common stock. The Company repurchased 3.7 million shares of common stock in the third quarter for an aggregate purchase price of $65.8 million (average purchase price per share of $17.81). AutoNation also recently announced the acquisition of Honda and Acura dealerships in its AppleWay market in Spokane, Washington, which the Company expects to complete before the end of the year. Commenting on the Board authorization, AutoNation Chairman and Chief Executive Officer Mike Jackson said, “Investing in our facilities, investing in our stores through process and technology, repurchasing shares, and making strategic acquisitions reflects the Board’s and senior management’s continued confidence in AutoNation’s financial strength and focus on generating additional value for shareholders.”

For the nine-month period ended September 30, 2009, the Company reported net income from continuing operations of $172 million or $0.96 per share, compared to a net loss from continuing operations of $1.29 billion or $7.22 per share in the prior year. After adjusting for the impairment charges and certain items as disclosed in the attached financial tables, net income from continuing operations for the nine-month period ended September 30, 2009, was $155 million or $0.87 per share, compared to $158 million or $0.88 per share last year. The Company’s revenue for the nine-month period ended September 30, 2009 totaled $7.9 billion, down 26% compared to $10.8 billion in the prior year.

The third quarter conference call may be accessed at 11:00 a.m. Eastern Time today by phone at 888-769-8515 (pass code: AutoNation), or via the Internet (audio webcast) at http://www.AutoNation.com by clicking on “About AutoNation” and then “Webcasts & Presentations.” A playback of the conference call will be available after 12:00 (noon) p.m. Eastern Time October 29, 2009 through November 07, 2009 by calling 866-487-7599, pass code: 75300.

About AutoNation, Inc.

AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer. A component of the Standard and Poor’s 500 Index, AutoNation owns and operates 245 new vehicle franchises in 15 states. For additional information, please visit www.AutoNation.com, where more than 70,000 vehicles are available for sale.

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FORWARD-LOOKING STATEMENTS

This news release contains both historical and forward-looking statements. All statements other than statements of historical fact, including statements that describe our objectives, plans or goals, are, or may be deemed to be, forward-looking statements under the securities laws. These forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties and other factors that are difficult to predict and may cause our actual results, performance or achievements to be materially different from any future results, performance and achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: economic conditions generally; conditions in the credit markets and changes in interest rates; assumptions and expectations relating to financial covenants contained in our debt agreements; the success and financial viability of vehicle manufacturers and distributors with which we hold franchises; factors affecting our goodwill impairment testing; natural disasters and other adverse weather events; restrictions imposed by vehicle manufacturers; the resolution of legal and administrative proceedings; regulatory factors affecting our business; and other factors described in our news releases and filings made under the securities laws, including, among others, those set forth under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008 and in our Quarterly Reports on Form 10-Q. We undertake no obligation to update any forward-looking statements to reflect subsequent events or circumstances.

NON-GAAP FINANCIAL MEASURES

The attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations, adjusted in each case to exclude certain items disclosed in the attached financial tables. As required by SEC rules, we have provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. We believe that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

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AUTONATION, INC.

UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS

($ in millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Revenue:
New vehicle	$1,628.1	$1,891.2	$4,158.6	$6,039.6
Used vehicle	642.2	768.4	1,869.5	2,546.2
Parts and service	537.9	570.9	1,616.0	1,765.9
Finance and insurance, net	95.7	113.9	261.9	379.6
Other	11.8	14.9	36.8	48.1

Total revenue	2,915.7	3,359.3	7,942.8	10,779.4

Cost of sales:
New vehicle	1,508.4	1,766.0	3,878.8	5,638.8
Used vehicle	582.5	704.2	1,687.6	2,328.2
Parts and service	304.1	322.8	908.6	996.5
Other	5.7	6.5	16.3	21.2

Total cost of sales	2,400.7	2,799.5	6,491.3	8,984.7

Gross profit	515.0	559.8	1,451.5	1,794.7

Selling, general and administrative expenses	380.1	423.3	1,099.9	1,338.2
Depreciation and amortization	19.4	21.3	58.5	64.0
Goodwill impairment	-	1,610.0	-	1,610.0
Franchise rights impairment	-	127.4	1.5	127.4
Other expenses (income), net	(3.1)	2.5	(23.6)	2.9

Operating income (loss)	118.6	(1,624.7)	315.2	(1,347.8)

Floorplan interest expense	(7.6)	(18.3)	(26.7)	(61.1)
Other interest expense	(10.2)	(20.9)	(32.5)	(69.3)
Gain on senior note repurchases	0.5	12.1	13.0	12.1
Interest income	0.3	0.7	0.9	1.5
Other gains (losses), net	2.2	(2.2)	4.0	(2.9)

Income (loss) from continuing operations before income taxes	103.8	(1,653.3)	273.9	(1,467.5)

Income tax provision (benefit)	39.0	(257.5)	102.1	(181.7)

Net income (loss) from continuing operations	64.8	(1,395.8)	171.8	(1,285.8)

Income (loss) from discontinued operations, net of income taxes	0.2	(16.9)	(35.5)	(24.4)

Net income (loss)	$65.0	$(1,412.7)	$136.3	$(1,310.2)

Diluted earnings (loss) per share:
Continuing operations	$0.36	$(7.90)	$0.96	$(7.22)
Discontinued operations	$0.00	$(0.10)	$(0.20)	$(0.14)

Net income (loss)	$0.36	$(7.99)	$0.76	$(7.35)

Weighted average common shares outstanding	179.2	176.7	178.4	178.2

Common shares outstanding, net of treasury stock, at September 30	175.6	176.9	175.6	176.9

AUTONATION, INC.

UNAUDITED SUPPLEMENTARY DATA

($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2009	2008	$ Variance	% Variance	2009	2008	$ Variance	% Variance

Revenue:
New vehicle	$1,628.1	$1,891.2	$(263.1)	(13.9)	$4,158.6	$6,039.6	$(1,881.0)	(31.1)
Retail used vehicle	563.3	648.0	(84.7)	(13.1)	1,645.7	2,129.4	(483.7)	(22.7)
Wholesale	78.9	120.4	(41.5)	(34.5)	223.8	416.8	(193.0)	(46.3)

Used vehicle	642.2	768.4	(126.2)	(16.4)	1,869.5	2,546.2	(676.7)	(26.6)

Parts and service	537.9	570.9	(33.0)	(5.8)	1,616.0	1,765.9	(149.9)	(8.5)
Finance and insurance, net	95.7	113.9	(18.2)	(16.0)	261.9	379.6	(117.7)	(31.0)
Other	11.8	14.9	(3.1)		36.8	48.1	(11.3)

Total revenue	$2,915.7	$3,359.3	$(443.6)	(13.2)	$7,942.8	$10,779.4	$(2,836.6)	(26.3)

Gross profit:
New vehicle	$119.7	$125.2	$(5.5)	(4.4)	$279.8	$400.8	$(121.0)	(30.2)
Retail used vehicle	57.7	66.5	(8.8)	(13.2)	176.5	221.0	(44.5)	(20.1)
Wholesale	2.0	(2.3)	4.3		5.4	(3.0)	8.4

Used vehicle	59.7	64.2	(4.5)	(7.0)	181.9	218.0	(36.1)	(16.6)

Parts and service	233.8	248.1	(14.3)	(5.8)	707.4	769.4	(62.0)	(8.1)
Finance and insurance	95.7	113.9	(18.2)	(16.0)	261.9	379.6	(117.7)	(31.0)
Other	6.1	8.4	(2.3)		20.5	26.9	(6.4)

Total gross profit	515.0	559.8	(44.8)	(8.0)	1,451.5	1,794.7	(343.2)	(19.1)

Selling, general and administrative expenses	380.1	423.3	43.2	10.2	1,099.9	1,338.2	238.3	17.8

Depreciation and amortization	19.4	21.3	1.9		58.5	64.0	5.5
Goodwill impairment	-	1,610.0	1,610.0		-	1,610.0	1,610.0
Franchise rights impairment	-	127.4	127.4		1.5	127.4	125.9
Other expenses (income), net	(3.1)	2.5	5.6		(23.6)	2.9	26.5

Operating income (loss)	118.6	(1,624.7)	1,743.3		315.2	(1,347.8)	1,663.0
Floorplan interest expense	(7.6)	(18.3)	10.7		(26.7)	(61.1)	34.4
Other interest expense	(10.2)	(20.9)	10.7		(32.5)	(69.3)	36.8
Gain on senior note repurchases	0.5	12.1	(11.6)		13.0	12.1	0.9
Interest income	0.3	0.7	(0.4)		0.9	1.5	(0.6)
Other gains (losses), net	2.2	(2.2)	4.4		4.0	(2.9)	6.9

Income (loss) from continuing operations before income taxes	$103.8	$(1,653.3)	$1,757.1		$273.9	$(1,467.5)	$1,741.4

Retail vehicle unit sales:
New	54,839	62,834	(7,995)	(12.7)	136,840	200,574	(63,734)	(31.8)
Used	34,484	42,457	(7,973)	(18.8)	102,774	135,300	(32,526)	(24.0)

	89,323	105,291	(15,968)	(15.2)	239,614	335,874	(96,260)	(28.7)

Revenue per vehicle retailed:
New	$29,689	$30,098	$(409)	(1.4)	$30,390	$30,112	$278	0.9
Used	$16,335	$15,263	$1,072	7.0	$16,013	$15,738	$275	1.7

Gross profit per vehicle retailed:
New	$2,183	$1,993	$190	9.5	$2,045	$1,998	$47	2.4
Used	$1,673	$1,566	$107	6.8	$1,717	$1,633	$84	5.1
Finance and insurance	$1,071	$1,082	$(11)	(1.0)	$1,093	$1,130	$(37)	(3.3)

Operating Percentages	Three Months Ended September 30,		Nine Months Ended September 30,
	2009 (%)	2008 (%)	2009 (%)	2008 (%)
Revenue mix percentages:
New vehicle	55.8	56.3	52.4	56.0
Used vehicle	22.0	22.9	23.5	23.6
Parts and service	18.4	17.0	20.3	16.4
Finance and insurance, net	3.3	3.4	3.3	3.5
Other	0.5	0.4	0.5	0.5

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	23.2	22.4	19.3	22.3
Used vehicle	11.6	11.5	12.5	12.1
Parts and service	45.4	44.3	48.7	42.9
Finance and insurance	18.6	20.3	18.0	21.2
Other	1.2	1.5	1.5	1.5

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	7.4	6.6	6.7	6.6
Used vehicle - retail	10.2	10.3	10.7	10.4
Parts and service	43.5	43.5	43.8	43.6
Total	17.7	16.7	18.3	16.6
Selling, general and administrative expenses	13.0	12.6	13.8	12.4
Operating income (loss)	4.1	NM	4.0	NM
Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	73.8	75.6	75.8	74.6
Operating income (loss)	23.0	NM	21.7	NM

    NM = Not Meaningful

AUTONATION, INC.

UNAUDITED SUPPLEMENTARY DATA

($ in millions, except per vehicle data)

Segment Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2009	2008	$ Variance	% Variance	2009	2008	$ Variance	% Variance

Revenue:
Domestic	$922.4	$1,059.3	$(136.9)	(12.9)	$2,557.4	$3,509.1	$(951.7)	(27.1)
Import	1,193.9	1,370.5	(176.6)	(12.9)	3,091.0	4,332.1	(1,241.1)	(28.6)
Premium luxury	775.3	900.0	(124.7)	(13.9)	2,213.3	2,850.8	(637.5)	(22.4)
Corporate and other	24.1	29.5	(5.4)	(18.3)	81.1	87.4	(6.3)	(7.2)

Total revenue	$2,915.7	$3,359.3	$(443.6)	(13.2)	$7,942.8	$10,779.4	$(2,836.6)	(26.3)

*Segment income (loss)
Domestic	$33.5	$24.6	$8.9	36.2	$80.2	$93.6	$(13.4)	(14.3)
Import	63.1	51.6	11.5	22.3	134.0	164.0	(30.0)	(18.3)
Premium luxury	43.5	42.9	0.6	1.4	127.3	145.2	(17.9)	(12.3)
Corporate and other	(29.1)	(1,762.1)	1,733.0		(53.0)	(1,811.7)	1,758.7

Total segment income (loss)	111.0	(1,643.0)	1,754.0		288.5	(1,408.9)	1,697.4

Add: Floorplan interest expense	7.6	18.3	(10.7)		26.7	61.1	(34.4)

Operating income (loss)	$118.6	$(1,624.7)	$1,743.3		$315.2	$(1,347.8)	$1,663.0

* Segment income (loss) is defined as operating income net of floorplan interest expense

Retail new vehicle unit sales:
Domestic	15,553	17,465	(1,912)	(10.9)	39,700	58,259	(18,559)	(31.9)
Import	30,959	35,067	(4,108)	(11.7)	74,414	110,703	(36,289)	(32.8)
Premium luxury	8,327	10,302	(1,975)	(19.2)	22,726	31,612	(8,886)	(28.1)

	54,839	62,834	(7,995)	(12.7)	136,840	200,574	(63,734)	(31.8)

Brand Mix - New Vehicle Retail Units Sold
	Three Months Ended September 30,		Nine Months Ended September 30,
	2009 (%)	2008 (%)	2009 (%)	2008 (%)
Domestic:
Ford, Lincoln-Mercury	14.6	12.6	14.6	13.3
Chevrolet, Pontiac, Buick, Cadillac, GMC	11.0	11.8	11.0	12.1
Chrysler, Jeep, Dodge	2.8	3.4	3.4	3.6

Domestic total	28.4	27.8	29.0	29.0

Import:
Honda	14.8	14.5	14.8	14.5
Toyota	20.8	21.6	20.2	22.1
Nissan	14.3	13.7	12.7	12.9
Other imports	6.5	6.0	6.7	5.7

Import total	56.4	55.8	54.4	55.2

Premium Luxury:
Mercedes	7.3	7.2	7.9	7.0
BMW	4.2	5.4	4.5	4.7
Lexus	2.3	2.5	2.5	2.8
Other premium luxury (Land Rover, Porsche)	1.4	1.3	1.7	1.3

Premium Luxury total	15.2	16.4	16.6	15.8

	100.0	100.0	100.0	100.0

AUTONATION, INC.

UNAUDITED SUPPLEMENTARY DATA, Continued

($ in millions, except per share data)

Capital Expenditures / Stock and Debt Repurchases	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Capital expenditures	$6.3	$55.6	$40.5	$96.7
Acquisitions	$-	$-	$0.2	$29.4
Proceeds from exercises of stock options	$13.7	$-	$23.5	$1.0
Senior note repurchases (aggregate principal)	$10.4	$88.1	$88.4	$88.1
Stock repurchases:
Aggregate purchase price	$66.1	$-	$66.1	$54.1
Shares repurchased (in millions)	3.7	-	3.7	3.8

Floorplan Assistance and Expense	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	Variance	2009	2008	Variance

Floorplan assistance earned (included in cost of sales)	$13.8	$16.8	$(3.0)	$34.9	$54.3	$(19.4)
Floorplan interest expense (new vehicles)	(7.1)	(17.0)	9.9	(25.2)	(58.9)	33.7

Net inventory carrying benefit (cost)	$6.7	$(0.2)	$6.9	$9.7	$(4.6)	$14.3

Balance Sheet and Other Highlights
	September 30, 2009	December 31, 2008	September 30, 2008
Cash and cash equivalents	$204.5	$110.2	$60.5
Inventory	$1,161.1	$1,758.1	$1,826.8
Total floorplan notes payable	$1,059.9	$1,813.5	$1,773.9
Non-vehicle debt	$1,114.4	$1,258.9	$1,413.7
Equity	$2,311.3	$2,198.1	$2,127.8
New days supply (industry standard of selling days, including fleet)	47 days	83 days	60 days
Used days supply (trailing 30 days)	48 days	30 days	41 days

AUTONATION, INC.

UNAUDITED SUPPLEMENTARY DATA, Continued

($ in millions, except per share data)

Comparable Basis Reconciliations*
	Three Months Ended September 30,

	Net Income (Loss)		Diluted Earnings Per Share

	2009	2008	2009	2008

As reported	$65.0	$(1,412.7)	$0.36	$(7.99)
Discontinued operations, net of income taxes	(0.2)	16.9	$(0.00)	$0.10

From continuing operations, as reported	64.8	(1,395.8)	$0.36	$(7.90)

Impairment of goodwill and franchise rights**	-	1,447.3	$-	$8.19
Gain on senior note repurchases	-	(7.4)	$-	$(0.04)

Adjusted	$64.8	$44.1	$0.36	$0.25

	Nine Months Ended September 30,

	Net Income (Loss)		Diluted Earnings Per Share

	2009	2008	2009	2008

As reported	$136.3	$(1,310.2)	$0.76	$(7.35)

Discontinued operations, net of income taxes	35.5	24.4	$0.20	$0.14

From continuing operations, as reported	171.8	(1,285.8)	$0.96	$(7.22)

Net gain on asset sales and dispositions	(9.6)	-	$(0.05)	$-
Gain on senior note repurchases	(8.1)	(7.3)	$(0.05)	$(0.04)
Property and other impairments***	0.7	-	$0.00	$-
Impairment of goodwill and franchise rights**	-	1,447.4	$-	$8.12
Stock compensation expense adjustment	-	3.2	$-	$0.02

Adjusted	$154.8	$157.5	$0.87	$0.88

*	Please refer to the “Non-GAAP Financial Measures” section of the Press Release.
**

Goodwill and franchise impairments for the three and nine months ended September 30, 2008, totaled $1.46 billion after-tax. Franchise impairments of $8.7 million after-tax during the three months ended September 30, 2008, and $11.7 million after-tax during the nine months ended September 30, 2008, have been reclassified to loss from discontinued operations since they related to dealerships classified as discontinued operations during 2009.

***

Property and other impairments for the three months ended March 31, 2009 totaled $4.8 million after-tax, of which $4.5 million has been reclassified to loss from discontinued operations since they related to dealerships classified as discontinued operations during 2009.

AUTONATION, INC.

UNAUDITED SAME STORE DATA

($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2009	2008	$ Variance	% Variance	2009	2008	$ Variance	% Variance

Revenue:
New vehicle	$1,622.0	$1,877.7	$(255.7)	(13.6)	$4,124.5	$5,996.1	$(1,871.6)	(31.2)
Retail used vehicle	560.9	639.0	(78.1)	(12.2)	1,629.7	2,099.6	(469.9)	(22.4)
Wholesale	78.3	118.3	(40.0)	(33.8)	219.8	409.9	(190.1)	(46.4)

Used vehicle	639.2	757.3	(118.1)	(15.6)	1,849.5	2,509.5	(660.0)	(26.3)
Parts and service	536.5	561.6	(25.1)	(4.5)	1,605.3	1,737.1	(131.8)	(7.6)
Finance and insurance, net	95.5	112.9	(17.4)	(15.4)	260.4	376.3	(115.9)	(30.8)
Other	11.6	14.3	(2.7)		34.9	46.2	(11.3)

Total revenue	$2,904.8	$3,323.8	$(419.0)	(12.6)	$7,874.6	$10,665.2	$(2,790.6)	(26.2)

Gross profit:
New vehicle	$119.3	$124.4	$(5.1)	(4.1)	$278.0	$398.4	$(120.4)	(30.2)
Retail used vehicle	57.5	65.3	(7.8)	(11.9)	174.3	217.3	(43.0)	(19.8)
Wholesale	2.1	(2.2)	4.3		5.6	(2.9)	8.5

Used vehicle	59.6	63.1	(3.5)	(5.5)	179.9	214.4	(34.5)	(16.1)
Parts and service	233.4	244.9	(11.5)	(4.7)	702.9	759.7	(56.8)	(7.5)
Finance and insurance	95.5	112.9	(17.4)	(15.4)	260.4	376.3	(115.9)	(30.8)
Other	6.1	8.2	(2.1)		19.9	26.4	(6.5)

Total gross profit	$513.9	$553.5	$(39.6)	(7.2)	$1,441.1	$1,775.2	$(334.1)	(18.8)

Retail vehicle unit sales:
New	54,732	62,434	(7,702)	(12.3)	136,103	199,259	(63,156)	(31.7)
Used	34,397	41,788	(7,391)	(17.7)	101,894	133,167	(31,273)	(23.5)

	89,129	104,222	(15,093)	(14.5)	237,997	332,426	(94,429)	(28.4)

Revenue per vehicle retailed:
New	$29,635	$30,075	$(440)	(1.5)	$30,304	$30,092	$212	0.7
Used	$16,307	$15,291	$1,016	6.6	$15,994	$15,767	$227	1.4

Gross profit per vehicle retailed:
New	$2,180	$1,993	$187	9.4	$2,043	$1,999	$44	2.2
Used	$1,672	$1,563	$109	7.0	$1,711	$1,632	$79	4.8
Finance and insurance	$1,071	$1,083	$(12)	(1.1)	$1,094	$1,132	$(38)	(3.4)

Operating Percentages	Three Months Ended September 30,		Nine Months Ended September 30,
	2009 (%)	2008 (%)	2009 (%)	2008 (%)
Revenue mix percentages:
New vehicle	55.8	56.5	52.4	56.2
Used vehicle	22.0	22.8	23.5	23.5
Parts and service	18.5	16.9	20.4	16.3
Finance and insurance, net	3.3	3.4	3.3	3.5
Other	0.4	0.4	0.4	0.5

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	23.2	22.5	19.3	22.4
Used vehicle	11.6	11.4	12.5	12.1
Parts and service	45.4	44.2	48.8	42.8
Finance and insurance	18.6	20.4	18.1	21.2
Other	1.2	1.5	1.3	1.5

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	7.4	6.6	6.7	6.6
Used vehicle - retail	10.3	10.2	10.7	10.3
Parts and service	43.5	43.6	43.8	43.7
Total	17.7	16.7	18.3	16.6

AUTONATION, INC.

KEY CREDIT AGREEMENT COVENANT COMPLIANCE CALCULATIONS

September 30, 2009

($ millions)

Income Statement information for the last twelve months (October 1, 2008 - September 30, 2009):

Net income (loss) from continuing operations	$ 248.4

Floorplan and other interest expense	99.3

Income tax provision (benefit)	91.6

Depreciation and amortization	79.5

Stock-based compensation expense (SFAS No. 123R)	14.5

Impairment charges (including goodwill, franchise rights, and long-lived assets)	5.3

EBITDA	538.6

Floorplan interest expense	(46.7)

Adjusted EBITDA	$ 491.9

As of September 30, 2009:

Funded indebtedness (primarily comprised of current and long-term debt and letters of credit)	$ 1,186.4

Vehicle secured indebtedness (floorplan payables)	1,059.9

Funded indebtedness including floorplan	2,246.3

Shareholders’ equity	2,311.5

Total capitalization including floorplan	$ 4,557.8

Ratio of funded indebtedness/
Adjusted EBITDA		2.41
Covenant	less than	3.00

Ratio of funded indebtedness including floorplan/
Total capitalization including floorplan		49.3%
Covenant	less than	65.0%